Exhibit 99.1

WELCOME Old Second Bancorp 2009 Annual Meeting

CALL TO ORDER

William B. Skoglund J. Douglas Cheatham Chairman, President & CEO Chief Financial Officer Old Second Bancorp, Inc. Old Second Bancorp, Inc. 630-906-5483 630-906-5484 James L. Eccher Stewart Beach Chief Operating Officer/Exec. VP Wealth Management President & CEO Old Second National Bank Old Second National Bank 630-906-5478 630-966-2433

BANCORP BOARD MEMBERS William B. Skoglund J. Douglas Cheatham James L. Eccher Edward Bonifas Marvin Fagel Barry Finn William Kane Mary Krasner John Ladowicz Kenneth Lindgren D. Chet McKee William Meyer Gerald Palmer James Schmitz

APPOINTED PROXIES FOR MANAGEMENT James Benson Barry Finn Townsend L. Way, Jr.

QUORUM REPRESENTED/NOTICE OF MEETING Inspectors of Election Robin Hodgson June Courtney D. Chet McKee

MINUTES - 2008 ANNUAL MEETING

ELECTION OF DIRECTORS Doug Cheatham James Eccher Gerald Palmer James Schmitz

NON-BINDING ADVISORY PROPOSAL ON OLD SECOND’S EXECUTIVE COMPENSATION

RATIFICATION/APPROVAL OF GRANT THORNTON, LLP

Forward-looking Statements and Non-GAAP Disclosures In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. Generally, we believe that these measures and ratios provide users of our financial information a more accurate view of the performance of the interest-earning assets and interest-bearing liabilities and of our operating efficiency for comparative purposes with other financial holding companies.

Economic Report Stewart Beach

What Happened Subprime mortgages started to default Real estate prices started to fall Credit markets collapsed Equity markets collapsed Consumer and business confidence plummeted Unemployment skyrocketed

The Reasons Why Low global interest rates Rising home prices Increased leverage Innovation of credit products and complex instruments Relaxed underwriting Expansion of non bank lenders (Shadow Banking System) that were virtually unregulated Rating agencies with faulty model assumptions Mortgage defaults

Factors for Recovery Foreclosure levels to level off and decline Home prices to stabilize Inventory levels of unsold homes to decline More normal markets Proposed and whispered regulations/programs to be finalized Rules regarding government programs to stop being changed by Congress

Management Reports Doug Cheatham

Financial Summary 2007 2008 Change Assets (Millions) $2,659 $2,985 +12.3% Loans (Millions) $1,891 $2,271 +20.1% Deposits (Millions) $2,114 $2,387 +12.9% Net income (Thousands) $23,972 $11,824 -50.7% Diluted earnings per share $1.89 $0.86 -54.5% Net interest margin 3.05% 3.45% -0.40% Return on equity 16.13% 6.03% -10.10% Nonperforming loans / loans 0.28% 4.64% +4.36% Net charge-offs to avg. loans 0.03% 0.41% +0.38%

Capital December 2008 Chicago Peers(2) Midwest Peers(3) Regulatory Required Actual With CPP(1) Tier 1 capital to average assets 6.50% 9.02% 8.07% 8.58% 4.00% Tier 1 capital to risk-weighted assets 7.66% 10.65% 9.49% 10.68% 4.00% Total capital to risk-weighted assets 10.76% 13.74% 12.14% 12.36% 8.00% Tangible capital to tangible assets 4.33% 4.52% 6.60% 7.05% NA Tangible capital to risk-weighted assets 5.16% 5.39% 5.36% 8.02% NA Includes 12/31/08 actual plus $73 million under the Capital Purchase Program (CPP) received on January 16, 2009. Chicago Peers consist of AMFI, FMBI, MBHI, MBFI, PVTB, TAYC, and WTFC. Midwest Peers consist of publically-traded banks between $1 million and $5 million in the Midwest.

Capital – Capital Purchase Program “CPP” The program was announced on October 14, 2008. Application deadline was November 14, 2008. Initially, the 8 largest banks were instructed to take the capital. It was then expanded to the entire banking system, with only the stronger banks receiving approval. Weaker banks were denied participation. The Capital consists of preferred stock paying 5%, increasing to 9% if it is still outstanding after five years, and warrants. Warrants for 815,339 shares convertible at $13.43. Why participate? Insurance Price Competitive position

Liquidity – as of March 31, 2009 Primary sources of funds are retail deposit, commercial deposits, and public funds. The Company does not rely on brokered deposits, but it is an available funding source. The Federal Home Loan Bank of Chicago is reportedly expanding availability. Federal Reserve borrowing capacity can be expanded by making additional loans available. The bottom line: The Company has very substantial funds availability. Total Used or Unused Availability Pledged Capacity Federal Funds Lines 225,000 $ 28,100 $ 196,900 $ Federal Home Loan Bank of Chicago 330,298 74,165 256,133 Federal Reserve Secured Borrowing 289,538 395 289,143 FDIC Guaranteed Borrowing 54,800 - 54,800 Securities Portfolio 324,289 258,303 65,986 Total 1,223,925 $ 360,963 $ 862,962 $

2008 Peer Comparison 1-Year Return Return Net Interest NPLs Charge-offs/ as of 4/16/09 on Equity Margin to Loans Avg. Loans AMCORE Financial, Inc. -93.1% -29.6% 2.83% 8.02% 2.58% First Midwest Bancorp, Inc. -67.2% 6.5% 3.61% 2.52% 0.74% MB Financial, Inc. -55.2% 1.8% 3.16% 2.34% 0.79% Midwest Banc Holdings, Inc. -90.9% -46.7% 2.75% 2.87% 2.18% PrivateBancorp, Inc. -58.0% -16.8% 2.75% 1.64% 2.00% Taylor Capital Group, Inc. -81.6% -51.0% 2.55% 6.19% 2.52% Wintrust Financial Corporation -60.8% 2.6% 2.81% 1.44% 0.51% Chicago peer group average -72.4% -19.0% 2.92% 3.57% 1.62% Midwest peer group average -41.6% -2.4% 3.42% 2.70% 0.88% Old Second Bancorp, Inc. -74.3% 6.0% 3.45% 4.64% 0.41%

Management Reports Jim Eccher

Loan Mix As of December 31, 2008 Source: Company Filings

Commercial Real Estate Mix As of December 31, 2008 Source: Company Filings

Residential Real Estate Mix As of December 31, 2008 Source: Company Filings

O2 Focused On Reducing Exposure to Land Development and Construction Loans As of December 31, 2008 Construction Categories Dollars % of Residential Construction (In Millions) Total Loans Spec 1-4 Family/Models/lot 166 7.3% Land Hold – Residential Dvlp 34 1.5% Pre-Sold const/Owner Lots 22 1.0% Total Residential Construction 223 9.8% Commercial Construction Land Hold – Commercial Dvlp 37 1.6% Spec Lots 50 2.2% Commercial Construction 63 2.8% Total Commercial Construction 150 6.6% TOTAL CONSTRUCTION LOANS 373 16.3% Source: Company Filings

Asset Quality Non-performing Loans to total loans The peer group consists of the Midwest banks of $1 billion to $5 billion.

Asset Quality Net Charge-offs to Average Loans The peer group consists of the Midwest banks of $1 billion to $5 billion.

Deposit Mix As of December 31, 2008 Source: Company Filings Total: $2.4 Billion CDARs: $82.0 Million Brokered Deposits: $20.0 Million

2008 Rank 2007 Rank Institution 2007 Total Deposits in Markets ($000) 2007 Total Market Share (%) 2008 Total Deposits in Markets ($000) 2008 Total market share 1 1 Old Second 1,470,600 17.26 1,467,222 17.39 2 2 BMO Financial 809,363 9.50 839,694 9.95 3 4 PNC Financial 773,064 9.07 829,864 9.84 4 3 JP Morgan 777,203 9.12 745,765 8.84 5 5 Fifth Third 762,236 8.94 591,168 7.01 6 8 PrivateBancorp 281,175 3.30 339,258 4.02 7 7 Elgin Bancshares 338,990 3.98 335,245 3.97 8 6 First American 362,935 4.26 330,944 3.92 9 10 Elgin State 222,251 2.61 237,363 2.81 10 9 FBOP 257,683 3.02 216,301 2.56 Totals 8,522,481 8,435,665 Old Second Kane County Deposit Market Share Source: SNL Financial

2008 Rank 2007 Rank Institution 2007 Total Deposits in Markets ($000) 2007 Total Market Share (%) 2008 Total Deposits in Markets ($000) 2008 Total market share 1 1 Old Second 344,939 28.11 394,542 28.55 2 2 Lauritzen Corp 177,284 14.45 207,260 15.00 3 3 Metropolitan 128,753 10.49 133,422 9.65 4 5 BMO Financial 94,323 7.69 122,342 8.85 5 4 Allied First 109,824 8.95 112,559 8.14 6 8 Bridgeview 69,313 5.65 83,824 6.07 7 6 Fifth Third 73,418 5.98 67,933 4.92 8 7 Centrue Financial 70,408 5.74 62,695 4.54 9 9 Princeton Natl 53,685 4.38 57,536 4.16 10 11 JPMorgan Chase 33,877 2.76 48,398 3.50 Totals 1,227,043 1,381,964 Old Second Kendall County Deposit Market Share Source: SNL Financial

2008 Rank 2007 Rank Institution 2007 Total Deposits in Markets ($000) 2007 Total Market Share (%) 2008 Total Deposits in Markets ($000) 2008 Total market share 1 1 BMO Financial 1,994,343 23.02 2,059,295 21.35 2 2 First Midwest 1,240,384 14.32 1,234,608 12.80 3 4 PNC Financial 542,106 6.26 832,388 8.63 4 3 JPMorgan Chase 760,089 8.78 800,877 8.30 5 8 First Community 241,350 2.79 405,769 4.21 6 29 Wheatland 54,104 0.62 364,286 3.78 7 5 Bank of America 327,209 3.78 346,063 3.59 8 6 Crete Bancorp 305,601 3.53 322,964 3.35 9 7 Royal Bank Scot. 255,437 2.95 218,069 2.26 10 9 Peotone Bancorp 239,168 2.76 214,299 2.22 12 12 Old Second 167,514 1.93 169,152 1.75 Totals 8,661,980 9,646,052 Old Second Will County Deposit Market Share Source: SNL Financial

Initiatives/Strategies Centrally Driven Portfolio Risk Management Strategy Enhance Credit Infrastructure Increase Loan Modification Efforts Build Loan Loss Reserves Continue Diversification of Loan Mix Credit Management

Management Reports Bill Skoglund

Why cut dividends? Extraordinary times require extraordinary measures. In tough economic times conservative banks increase capital as a hedge against this uncertainty. Growth in capital is the key to strength and stability. Our highest obligation is to keep the company healthy and to be in a position to grow when the time is right.

Why cut dividends? Adds $6.6 million to capital per year. With unclear economic conditions, earnings will probably be lower than past years and normally we pay out 25-30% of earnings each year. At 4 cents/qtr dividend yield at current price range still 2-3% not 8-10% at 16 cents dividend. We are certainly not alone. 6 out of the 7 banks in our Chicago peer group and 18 of the 38 banks in the Midwest Peer group have reduced dividends within the last year. Nationally, 39% of dividend reductions were the elimination of dividends. Will need strong capital position to allow us to grow when economic conditions improve.

Expense reductions Eliminating all management/officer cash bonus plans for 2009. Staff reductions that lower salary & benefit expenses by over 10%. Elimination of profit sharing accruals. Reduction in the Company’s match of 401(k) plan. Exploring branch closing opportunities for low-performing branches. Reducing other overhead expense. Also, as a part of this effort, the Bank is in the process of reducing overall expenses. Some of these expense reductions are as follows:

Strategic Objectives Shrink level of NPL’s and OREO. Remain profitable. Increase capital levels. Focus on efficiencies & cost controls. Strategic loan growth relationship focused. Expand fee income. Grow core banking deposits. Reduce lower earning assets. Elimination of CPP investment when the time is right. Increase dividends.

QUESTIONS

Meeting Adjourned Please join us for a luncheon